UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2009

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Medinat Hayehudim, Herzlia, Israel	46140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    972-9-960-2040

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

The Board of Directors of Israel Growth Partners Acquisition Corp. (the “Company”) has set a meeting date of February 16, 2009, for the Company’s special meeting of stockholders (the “Special Meeting”) to be held to consider proposals to, among other things, (i) approve certain amendments to the Company’s certificate of incorporation to allow the Company to distribute the proceeds of the Company’s IPO trust account to the holders of its Class B common stock, and to allow the Company to continue its corporate existence after the distribution of the trust account, without requiring the dissolution and liquidation of the Company, or (ii) in the alternative, approve the dissolution and liquidation of the Company.  Stockholders of record as of January 29, 2009 will be invited to attend the special meeting and vote on the proposals.  The Special Meeting will be held at the time and place to be contained in the formal notice of the Special Meeting.

On or about January 30, 2009, or as soon thereafter as possible, the Company expects to file its definitive proxy statement with the Securities and Exchange Commission and to commence mailing to each stockholder of record on January 29, 2009.  Stockholders of the Company are advised to carefully read the definitive proxy statement because it will contain important information about the Special Meeting and the matters to be voted on.

Important Additional Information Will be Filed with the SEC

Additional information concerning the Special Meeting and the matters to be voted upon at the Special Meeting is included in the preliminary proxy statement originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 20, 2008, and amended on November 26, 2008 and January 9, 2009.  STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE COMPANY’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement will be mailed to stockholders as of record as of January 29, 2009.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, as well as the Company’s periodic reports, at the SEC’s Internet site http://www.sec.gov or by directing a request to Israel Growth Partners Acquisition Corp., 85 Medinat Hayehudim, Herzlia, Israel 46140.

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be voted upon at the Special Meeting.  More detailed information regarding the direct and indirect interests of the Company and its officers and directors in the proposed transaction are included in the proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2009	ISRAEL GROWTH PARTNERS ACQUISITION CORP.

	By:	/s/ Dror Gad
Dror Gad
Executive Vice President and Chief Financial Officer